SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 2, 2003
                                        ---------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                      48126
 -------------------------------------                      -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated October 2, 2003 discussing significant terms of our new four-year collective bargaining agreement with the United Automobile Workers union, which became effective on September 29, 2003, filed as Exhibit 20 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description                    Method of Filing
-----------           -----------                    ----------------

Exhibit 20            News Release dated
                      October 2, 2003                Filed with this Report










                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                                FORD MOTOR COMPANY
                                                -------------------------------
                                                (Registrant)


Date:  October 2, 2003                      By: /s/ Kathryn S. Lamping
                                                -----------------------
                                                Kathryn S. Lamping
                                                Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 20            News Release dated October 2, 2003